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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 4, 2000

Commission File Number:        0-24354
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                              DORSEY TRAILERS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                                           58-2110729
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 (State of Incorporation)                                (IRS Employer
                                                      Identification Number)

 One Paces West, Suite 1700
    2727 Paces Ferry Road
        Atlanta, Georgia                                       30339
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (770) 438-9595
                                                    ---------------------------
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                              DORSEY TRAILERS, INC.

                                    FORM 8-K

ITEM 3.  Bankruptcy or Receivership

On December 4, 2000 the Registrant filed a Chapter 11 Voluntary Petition for bankruptcy with the Middle District of Alabama, United States Bankruptcy Court. Judge William A. Sawyer was assigned as presiding judge, and file number, 00-06792, was assigned to the Petition.

ITEM 5.  Other Information

On December 5, 2000, Dorsey Trailers, Inc. issued the press release attached as
Exhibit 99.4 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements.

                        None.

         (b)      Pro Forma Financial Information.

                        None.

         (c)      Exhibits.

                        99.4    Press Release
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DORSEY TRAILERS, INC.



Date:  December 6, 2000                By: /s/ Marilyn R. Marks
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                                               Marilyn R. Marks
                                               Chairman of the
                                               Board of Directors